UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 31, 2010

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On March 31, 2010, in order to secure the obligations of Blockbuster Inc. (the “Company”) under its trade agreements with Twentieth Century Fox Home Entertainment LLC (“Fox”), Sony Pictures Home Entertainment Inc. (“Sony”) and Warner Home Video (“Warner”) (collectively, the “Studios”), Blockbuster Canada Co., an indirect wholly-owned subsidiary of the Company (“BB Canada”), entered into (i) a guarantee agreement (the “Guarantee”) in favor of Home Trust Company (the “Trustee”) for the benefit of the Studios, pursuant to which BB Canada irrevocably guaranteed the obligations of the Company under such trade agreements; (ii) a general security agreement (the “Security Agreement”) in favor of the Trustee for the benefit of the Studios pursuant to which BB Canada granted a lien on and security interest in substantially all of its assets; and (iii) a collateral trust agreement (the “Collateral Trust Agreement”) among the Studios and the Trustee pursuant to which the Trustee was appointed to act as collateral trustee for the Studios to hold, receive, maintain, administer and distribute the collateral at any time delivered to the Trustee and to enforce the security documents and all interests, rights, powers and remedies of the Trustee with respect thereto or thereunder and the proceeds thereof (collectively, the “Security Documents”). In return each of the Studios agreed to new payment terms for current and future deliveries of home entertainment offerings. The Security Documents contain customary representations, warranties, affirmative and negative covenants and other customary terms and conditions.

Copies of the Guarantee, the Security Agreement and the Collateral Trust Agreement are attached to this current report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated by reference as though they were fully set forth herein. The foregoing summary descriptions of the Guarantee, the Security Agreement and the Collateral Trust Agreement are not intended to be complete, and are qualified in their entirety by the complete text of the applicable agreement.

Item 7.01	Regulation FD Disclosure.

On April 6, 2010, the Company issued a press release addressing these matters, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Guarantee of Blockbuster Canada Co., for the benefit of Home Trust Company, dated as of March 31, 2010.

10.2	General Security Agreement given by Blockbuster Canada Co. in favor of Home Trust Company, dated as of March 31, 2010.

10.3	Collateral Trust Agreement entered into among Blockbuster Canada Co., Warner Home Video, a Division of Warner Bros. Home Entertainment Inc., Twentieth Century Fox Home Entertainment LLC, Sony Pictures Home Entertainment Inc., and Home Trust Company as Collateral Trustee, dated March 31, 2010.

99.1	Press release dated April 6, 2010.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure), including the press release furnished as an exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: April 7, 2010	By:	/S/ THOMAS M. CASEY
Thomas M. Casey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Guarantee of Blockbuster Canada Co., for the benefit of Home Trust Company, dated as of March 31, 2010.

10.2	General Security Agreement given by Blockbuster Canada Co. in favor of Home Trust Company, dated as of March 31, 2010.

10.3	Collateral Trust Agreement entered into among Blockbuster Canada Co., Warner Home Video, a Division of Warner Bros. Home Entertainment Inc., Twentieth Century Fox Home Entertainment LLC, Sony Pictures Home Entertainment Inc., and Home Trust Company as Collateral Trustee, dated March 31, 2010.

99.1	Press release dated April 6, 2010.